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                                                                      EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        The undersigned certify pursuant to 18 U.S.C. Section 1350, that:

1. The accompanying Quarterly Report on Form 10-Q for the period ended June 30, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                            RTW, INC.

Dated: August 13, 2004      By  /s/ Jeffrey B. Murphy
                                ----------------------------------------
                                Jeffrey B. Murphy
                                President and Chief Executive Officer
                                (Principal Executive Officer)

Dated: August 13, 2004      By  /s/ Alfred L. LaTendresse
                                ----------------------------------------
                                Alfred L. LaTendresse
                                Secretary, Treasurer and Chief Financial Officer
                                (Principal Financial and Accounting Officer)